RUTH’S HOSPITALITY GROUP September 2018 Update Abdiel Aleman, VP of Culinary Development – 1997 Culinary Institute of America Exhibit 99.1

This presentation contains “forward-looking statements” that reflect, when made, the Company’s expectations or beliefs concerning future events that involve risks and uncertainties. Forward-looking statements frequently are identified by the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “targeting,” “will be,” “will continue,” “will likely result,” or other similar words and phrases. Similarly, statements herein that describe the Company’s objectives, plans or goals, including with respect to new restaurant openings, strategy, financial outlook, capital expenditures, our effective tax rate and the expected impact and timing of integration of the Hawaii franchisee also are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company’s forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; the effect of market volatility on the Company’s stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company’s franchisees; a material failure, interruption or security breach of the Company’s information technology network; repeal or reduction of the federal FICA tip credit; the impact of recent tax legislation and accounting policy changes; unexpected expenses incurred as a result of the sale of the Mitchell’s Restaurants; the Company’s ability to protect its name and logo and other proprietary information; an impairment in the financial statement carrying value of the Company’s goodwill, other intangible assets or property; the impact of litigation; the restrictions imposed by the Company’s Credit Agreement; changes in, or the discontinuation of, the Company’s quarterly cash dividend payments or share repurchase program; unanticipated costs associated with the Hawaii franchisee acquisition; and the Company’s inability to successfully integrate the Hawaii franchisee restaurants into its operations. For a discussion of these and other risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which is available on the SEC’s website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. You should not assume that material events subsequent to the date of this presentation have not occurred. DISCLAIMER: THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Proven, differentiated business model with a history of success Record of consistent performance driven by operational excellence Cash flow supports multiple levers to drive total shareholder returns A COMPELLING LONG-TERM INVESTMENT OPPORTUNITY NASDAQ: RUTH

RUTH’S CHRIS STEAK HOUSE: A BRAND WITH STAYING POWER From our beginnings in New Orleans back in 1965, founder Ruth Fertel’s simple and timeless formula of always offering the highest quality food, beverage and service in a warm and inviting atmosphere has resonated strongly with guests.

15 2 14 1 3 4 1 3 1 1 2 3 9 9 4 1 2 5 2 1 5 3 1 5 2 5 7 1 4 4 1 1 2 1 2 1 PROVEN BUSINESS MODEL – HAS GROWN TO 135 U.S. LOCATIONS 80 Company / 55 Franchise Domestic company-owned count includes six locations in Hawaii (not pictured) and locations in Cherokee, NC & Tulsa, OK operating under contractual agreements. Domestic franchise-owned count includes one location in Puerto Rico (not pictured).

Chengdu, China Shanghai, China Taipei, Taiwan Taipei, Taiwan (Dai Zhi) Taichung, Taiwan Kaohsiung, Taiwan Kowloon, Hong Kong Queensway, Hong Kong Tokyo, Japan Marina Square, Singapore Jakarta, Indonesia Palm Beach, Aruba Panama City, Panama Cabo San Lucas, Mexico Cancun, Mexico Toronto, Canada Mississauga, Canada Niagara Falls, Canada Edmonton, Canada Calgary, Canada PROVEN BUSINESS MODEL – AND 20 INTERNATIONAL LOCATIONS 135 0 Company / 20 Franchise

THE SECRET BEHIND THE SIZZLE Grow sales through same store sales initiatives Ruth’s 2.0 menu updates Ruth’s 2.0 restaurant remodels Strong FCF allows significant return of capital through: Dividend payments Share repurchases Debt repayment MAINTAIN HEALTHY CORE CONTINUE DISCIPLINED GROWTH RETURN EXCESS CAPITAL Three to five new restaurants per year for both franchise and Company Acquire franchise territory at attractive prices

Grow sales through same store sales initiatives Ruth’s 2.0 menu updates Ruth’s 2.0 restaurant remodels THE SECRET BEHIND THE SIZZLE: MAINTAIN A HEALTHY CORE NASDAQ: RUTH

BROAD APPEAL ACROSS MULTIPLE CUSTOMER GROUPS Holiday offerings Birthdays Anniversaries Onsite event managers Extensive private dining and off-site catering HD satellite broadcast for multi-location events Innovation: three prix fixe menu launches each year Sizzle, Swizzle & Swirl Happy Hour Core menu evolution MAKING MEMORIES ON 500 DEGREE SIZZLING PLATES BUSINESS / CORPORATE CORE CUSTOMERS SPECIAL OCCASIONS

Expert, tenured restaurant team Rigorous investment in annual recertification for corporate and franchise team members Classic American steak house with contemporary touches of whimsy All locations uniquely designed to reflect individual market characteristics and local tastes OUR FOOD OUR ATMOSPHERE OUR PEOPLE OUR PEOPLE, OUR FOOD, OUR ATMOSPHERE Only the best will do – USDA prime steak, fresh seafood and local produce Industry-leading bar menu featuring fresh-squeezed, handcrafted, mixology-driven cocktail list

RUTH’S 2.0 MENU UPDATES RUTH’S 2.0 A marketing and operational initiative to evolve our menu, infrastructure and design elements. MENU Adding new menu items that appeal to guests without adding operational complexity. DEPLOYMENT Menu design changes completed in 2016. Multi-year initiative on infrastructure and design changes.

Cowboy Ribeye Crab Beignets Crab Stack Bone-In Filet Chicken Sandwich NEW MENU ITEMS

RUTH’S 2.0 RESTAURANT REMODELS RUTH’S 2.0 A marketing and operational initiative to evolve our menu, infrastructure and design elements. DESIGN All new Company and franchise restaurants will reflect updated infrastructure & design elements. REMODELS Multi-year initiative that will align portions of new design and infrastructure elements. Targeting 6-10 remodels annually. FT. LAUDERDALE, FL

RUTH’S 2.0 - BOSTON, MA

RUTH’S 2.0 - SAVANNAH, GA

Three to five new restaurants per year for both franchise and Company Acquire franchise territory at attractive prices THE SECRET BEHIND THE SIZZLE: CONTINUE DISCIPLINED GROWTH NASDAQ: RUTH

DISCIPLINED GROWTH – COMPANY - OWNED COMPANY- OWNED GROWTH Looking to grow 3 – 5 units per year Focused solely on U.S. Markets Leverage existing management infrastructure Two openings in 2018: Jersey City, NJ (Opened August 27th), Paramus, NJ (4Q18) Continuing to work on additional opportunities for 2019 DENVER, CO

COMPANY-OWNED TARGET UNIT ECONOMICS TARGET UNITS 3– 5 units per year TARGET SIZE 8,000 – 10,000 square feet TYPICAL DEMOGRAPHICS Medium and large markets; DMA population > 1 million SALES TARGET $4MM – $6MM NET CASH INVESTMENT $2.5MM – $3.5 MM RESTAURANT LEVEL MARGINS > 20% WALTHAM, MA

FRANCHISE-OWNED GROWTH Allows system growth without additional Company capital Looking to grow 3 – 5 units per year Two openings in 2018: Fort Wayne, IN (Opened May 7th), Markham, Ontario (4Q18) DISCIPLINED GROWTH – FRANCHISE - OWNED FT WAYNE, IN

Looking to acquire franchise territory at attractive prices Recently completed the acquisition of six restaurants in Hawaii from longtime franchise partner, Desert Island Restaurants Honolulu (Oahu) Kauai Lahaina (Maui) Mauna Lani (Big Island) Waikiki (Oahu) Wailea (Maui) FRANCHISE ACQUISITION IS ALSO A VEHICLE FOR GROWTH LAHAINA, MAUI

Strong FCF allows significant return of capital through: Dividend payments Share repurchases Debt repayment THE SECRET BEHIND THE SIZZLE: RETURN EXCESS CAPITAL NASDAQ: RUTH

CONSISTENT AVERAGE UNIT VOLUME GROWTH FY 2012 and 2017 include a 53rd week. FY 2018 comp sales percentage represents Q2 2018 YTD comp sales on a comparable calendar basis, adjusting for the timing of the 53rd week in 2017. Comp Sales % -10.3% -19.5% +4.0% +5.4% +5.2% +5.3% +3.7% +3.4% +1.6% Full Year Total Location Count Company 66 64 64 63 64 63 65 67 68 +1.0% 77 +1.2% 78 1 1 2

FRANCHISEES ARE THE HEART AND SOUL OF OUR BUSINESS Unique franchise business model provides annuity stream. Provides $17 million to $18 million in annual royalty fees 75 locations/28 franchisees, many of whom date back to our founder, Ruth Fertel. 1. Franchise sales include sales related to the Hawaii-based restaurants acquired from longtime franchise partner, Desert Island Restaurants, in December of 2017. The decrease in franchise sales in 2018 is driven primarily by this acquisition. 1

CONSISTENT EBITDA GROWTH Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses, loss/income on discontinued operations and additional items not listed here. For a reconciliation of adjusted EBITDA to net income, see the reconciliation table furnished as Exhibit 99.2 to our Current Report on Form 8-K. +0.3% +11.4% +2.5% +9.8% +14.3% +8.4% +13.9% +6.3% +8.1% 1. FY 2012 and 2017 include a 53rd week. 1 1 +4.6%

RETURNING CAPITAL TO DRIVE SHAREHOLDER RETURNS ($ in millions) Net Debt Repayment/ (Borrowing) Share Repurchases Dividend Payments Total Capital Returned1 $29 $29MM ($23) $60 $37MM $26 $4 $30MM $6 $15 $7 $29MM $13 $24 $8 $45MM ($25) $45 $9 $29MM 2011 2012 2013 2014 2015 2016 Total ($25) $24 $11 $10MM 2017 $1 $168 $40 $210MM 1. Amounts may not foot due to rounding.

RHGI INVESTMENT SUMMARY PROVEN BUSINESS MODEL WITH A LONG HISTORY OF SUCCESS High-end fine-dining steak experience remains timeless after 53 years. RECORD OF CONSISTENT PERFORMANCE DRIVEN BY OPERATIONAL EXCELLENCE Consistent traffic, revenue, net income EBITDA and EPS growth. STRONG CASH FLOW SUPPORTS MULTIPLE LEVERS TO DRIVE SHAREHOLDER RETURN Maintaining a healthy core, growing in a disciplined fashion, returning excess capital to shareholders through dividends, share repurchases and debt repayment. Returned over $200MM to shareholders since 2011 through dividends and share repurchases.